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                                                                    EXHIBIT 23.6

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                       KUNTZ LESHER SIEGRIST & MARTINI LLP
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                          CERTIFIED PUBLIC ACCOUNTANTS
                             215 S. CENTERVILLE ROAD
                                 P. O. BOX 8408
                               LANCASTER, PA 17604
                                  (717)394-5666
                                FAX (717)394-0693



                       CONSENT OF INDEPENDENT ACCOUNTANTS




        We consent to the inclusion in this registration statement on Form SB-2 of our report dated December 8, 1997, on our audit of the financial statements of Waste Concepts, Inc. We also consent to the reference to our firm under the caption "Experts".




                                        /s/ KUNTZ LESHER SIEGRIST & MARTINI LLP
                                        KUNTZ LESHER SIEGRIST & MARTINI LLP
                                        CERTIFIED PUBLIC ACCOUNTANTS




Lancaster, Pennsylvania
January 7, 1998